UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2022

XYLEM INC.
(Exact name of registrant as specified in its charter)

Indiana	001-35229	45-2080495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Water Street SE		20003
Washington	DC
(Address of principal executive offices)		(Zip Code)
(202) 869-9150
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange of which registered
Common Stock, par value $0.01 per share	XYL	New York Stock Exchange
2.250% Senior Notes due 2023	XYL23	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.¨

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 10, 2022, the Board of Directors (the “Board”) of Xylem Inc. (the “Company”) adopted and approved the Company’s Fifth Amended and Restated By-laws (the “By-laws”), effective as of such date. Among other things, the amendments reflected in the By-laws:

•Update certain procedural mechanics and disclosure requirements in connection with shareholder nominations of directors and submissions of proposals regarding business at shareholder meetings (other than proposals to be included in the Company’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), including by requiring:
◦any shareholder submitting a proposal to amend the Company’s by-laws to include the text of the proposed amendment;
◦any shareholder submitting a proposal or a nomination to disclose any plans or proposal that such shareholder may have with respect to securities of the Company; and
◦any shareholder submitting a nomination to confirm whether any solicitation by such shareholder is an exempt solicitation and, in all other cases (other than nominations pursuant to the Company’s proxy access by-laws) to (i) confirm that, in accordance with Rule 14a-19 under the Exchange Act (“Rule 14a-19”), such shareholder will deliver proxy materials to shareholders representing at least 67% of the voting power of shares entitled to vote on the election of directors (including beneficial owners), and (ii) make a representation that such shareholder will provide the Company with documents evidencing that it has solicited proxies from shareholders with the requisite voting power in compliance with Rule 14a-19.
•Require that a shareholder directly or indirectly soliciting proxies from other shareholders use a proxy card color other than white.
•Remove a by-law on political activities that is addressed in the Company’s policies.
•Make other ministerial, clarifying and conforming changes, including changes in furtherance of gender neutrality.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the By-laws, a copy of which is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1	Fifth Amended and Restated By-laws of Xylem Inc.
104.0	The cover page from Xylem Inc.’s Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XYLEM INC.

Date: November 15, 2022	By:	/s/ Kelly C. O'Shea
Kelly C. O'Shea
VP, Chief Corporate Counsel & Corporate Secretary